BLACKROCK ETF TRUST

iShares Health Innovation Active ETF

(the “Fund”)

Supplement dated November 1, 2024 to the Summary Prospectus and

Prospectus of the Fund, each dated November 28, 2023, as amended to date

Effective immediately, the following change is made to the Fund’s Summary Prospectus and Prospectus:

The section of the Fund’s Summary Prospectus and Prospectus entitled “Performance Information” is supplemented as follows:

Effective November 1, 2024, one benchmark against which the Fund measures its performance will be changed from the MSCI ACWI SMID Growth Health Care Index to the STOXX Global Breakthrough Healthcare Index. Fund management believes that the new benchmark is more representative of the sectors in which the Fund invests. The STOXX Global Breakthrough Healthcare Index is comprised of companies from selected markets exposed to a defined theme (Breakthrough Healthcare). To be eligible, companies must derive 50% or more of their revenues from businesses that fall under the theme.

For the one year and since inception (September 29, 2020) periods ended December 31, 2023, the average annual total returns for the STOXX Global Breakthrough Healthcare Index were 2.16% and -3.49%, respectively.

Shareholders should retain this Supplement for future reference.

PR2-HIA-1124SUP